CTPartners Executive Search Inc. Announces First Quarter 2013 Financial Results

Revenue of $29.2 million in line with guidance
Reported net loss per share of $0.29; Adjusted net loss per share of $0.05, consistent with guidance
Second quarter 2013 revenue guidance between $31.5 to $33.5 million
Adjusted earnings per share in the range of $0.01 to $0.06
Company conference call at 5:00 PM ET today

NEW YORK - May 9, 2013 - CTPartners Executive Search Inc. (NYSE MKT: CTP), a global retained executive search firm, today announced its financial results for the first quarter ended, March 31, 2013.

“While our first quarter results were consistent with our guidance, we continue to operate in a challenging economic environment for executive recruitment services. We successfully delivered quality results to our growing list of clients and improved our client coverage and enhanced our expertise. We took a significant step in that direction with the recent acquisition of Augmentum, a premier global executive recruitment firm based in London, with an outstanding reputation for producing excellent client results. Augmentum will increase our UK presence and significantly improve our global competitive position while making a positive contribution to our financial results immediately,” said Brian Sullivan, Chief Executive Officer.

FIRST QUARTER RESULTS
Revenue for the first quarter was $29.2 million compared with revenue of $32.4 million in the prior year's first quarter. North American revenue decreased 13.4% to $17.4 million; EMEA was essentially flat at $6.7 million; and Asia Pacific revenue was $1.7 million compared to $2.6 million in the first quarter of 2012. Latin America partially offset these decreases as revenue increased 13.4% to $3.3 million. On a practice basis, Life Sciences grew 8.6% to $5.7 million and Industrial increased 28% to $3.6 million while Financial Services, Consumer/Retail, Technology Media & Telecom and Professional Services declined 29.8%, 20.1%, 6% and 3.2%, respectively, due to softer market conditions.

Excluding post-combination compensation expense mainly related to the Latin America acquisition in 2012, the Company decreased its compensation expense by $2.8 million to $22.2 million. Excluding non-operating expenses, this decrease in compensation expense was offset by a $0.7 million increase in general and administrative expenses to $7.4 million, primarily as a result of a global branding initiative and business development costs.

The net loss for the first quarter was $2.0 million, or $0.29 per share, compared to a net loss of $0.6 million, or $0.08 per share for last year's first quarter. Excluding non-operating charges of $1.7 million net of tax for the three months ended March 31, 2013, and $1.0 million for the three months ended March 31, 2012, the adjusted net loss was $0.4 million, or $0.05 per share compared to adjusted net income of $0.4 million, or $0.06 per share in last year's first quarter, as defined in the reconciliation of non-GAAP measures included in the press release.

The cash balance at March 31, 2013 was $6.5 million compared to $7.2 million for the quarter ended March 31, 2012 and $15.9 million at year end 2012.

PERFORMANCE METRICS

•	The Company was engaged in 348 new search assignments compared to 385 in the year-ago quarter, and up sequentially from 299 in the 2012 fourth quarter.

•
The number of placements was 231, a 78% placement rate compared to 234, or a 75% placement rate in last year's comparable quarter and 270 placements, or an 82% placement rate in the 2012 fourth quarter.

•
CTPartners had 107 consultants compared with 113 consultants in the year-ago quarter and up sequentially from 103 consultants, reflecting the Company's goal of continually replacing non-performers with high-caliber consultants.

•	Net revenue per consultant was $1.1 million, flat with last year's first quarter and down slightly from $1.2 million in the 2012 fourth quarter.

•	Average revenue per search increased to $90,300 compared to $89,100 in last year's first quarter and was slightly down from $91,400 in the 2012 fourth quarter.

•	The number of clients representing repeat business was 72% in the quarter compared with 76% in both last year's first quarter and 2012 fourth quarter.

Guidance
CTPartners growth strategy is to continue to deliver more searches to existing clients, add new clients, and diligently add new consultants through strategic acquisitions. The company also is focused on reducing costs as appropriate to meet its objective of expanding its operating margin in 2013. For the second quarter ending June 30, 2013, the Company expects to report revenue in the range of $31.5 to $33.5 million and adjusted earnings per share between $0.01 to $0.06, excluding the non-operating charges.

Conference Call
The Company will host a conference call and webcast for the investment community today at 5:00 PM ET. Investors within the United States interested in participating are invited to call (866) 202-3048 and reference the Participant Passcode: 21213467. All other international participants can use the dial-in number (617) 213-8843, using the same Participant Passcode. A replay of the event will be available for one week following the conclusion of the call. To access the replay, callers in the United States can call (866) 286-8010 and reference the Replay Access Code: 61717137. International callers can dial (617) 801-6888, using the same Replay Access Code. To access the webcast, please visit http://investor.ctnet.com.

About CTPartners
CTPartners is a leading performance-driven executive search firm serving clients across the globe. Committed to a philosophy of partnering with its clients, CTPartners offers a proven record in C-Suite, senior executive, and board searches, as well as expertise serving private equity and venture capital firms.

With origins dating back to 1980, CTPartners serves clients with a global organization of more than 400 professionals and employees, offering expertise in board advisory services and executive recruiting services in the financial services, life sciences, industrial, professional services, retail and consumer, and technology, media and telecom industries.  Headquartered in New York, CTPartners has 22 offices in 15 countries.

www.ctnet.com

Safe Harbor Statement
The following is a Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995:
This press release includes forward-looking statements. As a general matter, forward-looking statements reflect our current expectations and projections relating to our financial condition, results of operations, plans, objectives, future performance and business. These statements may be identified by the use of forward looking terminology such as "outlook," "believes," "expects," "potential," "continues," "may," "will," "should," "seeks," "approximately," "predicts," "intends," "plans," "estimates," "anticipates," or the negative version of those words or other comparable words, but the absence of these words does not necessarily mean that a statement is not forward-looking. The Private Securities Litigation Reform Act of 1995 provides a safe harbor for the disclosure of forward-looking statements.
The forward-looking statements contained in this press release are based upon our historical performance, current plans, estimates, expectations and other factors we believe are appropriate under the circumstances. The inclusion of this forward-looking information should not be regarded as a representation by us that the future plans, estimates or expectations contemplated by us will be achieved since these forward-looking statements are subject to various risks and uncertainties and assumptions relating to our operations, financial results, financial condition, business prospects, growth strategy and liquidity. If one or more of these or other risks or uncertainties materialize, or if our underlying assumptions prove to be incorrect, our actual results may vary materially from those indicated in these statements. Some of the key uncertainties and factors that could affect our future performance and cause actual results to differ materially from those expressed or implied by forward-looking statements are: our expectations regarding our revenues, expenses and operations and our ability to sustain profitability; our ability to recruit and retain qualified executive search consultants to staff our operations appropriately; our ability to expand our customer base and relationships, especially given the off-limit arrangements we are required to enter into with certain of our clients; further declines in the global economy and our ability to execute successfully through business cycles; our anticipated cash needs; projected cost savings as a result of reorganization; our ability to amend certain provisions of previously executed purchase agreements; our anticipated growth strategies and sources of new revenues; unanticipated trends and challenges in our business and the markets in which we operate; social or political instability in markets where we operate; the impact of foreign currency exchange rate fluctuations; price competition; the ability to forecast, on a quarterly basis, variable compensation accruals that ultimately are determined based on the achievement of annual results; and the mix of profit and loss by country in which we operate.

The above list should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included in our annual report on Form 10-K filed on March 20, 2013 and 10-Q filed on May 9, 2013. The forward looking statements included in this press release are made only as of the date hereof. We do not undertake any obligation to update or review any forward-looking statement, whether as a result of new information, future developments or otherwise. You should, however, review the factors and risks we describe in the reports we will file from time to time with the Securities and Exchange Commission

Contact:
CTPartners
William J. Keneally
216-682-3103
wkeneally@ctnet.com

EVC Group
Michael Polyviou/Robert Jones - Investor Relations
212-850-6020
mpolyviou@evcgroup.com
Janine McCargo - Media
212-646-0425
jmccargo@evcgroup.com

CTPARTNERS EXECUTIVE SEARCH INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED BALANCE SHEETS (UNAUDITED)

	March 31, 2013	December 31, 2012
Assets
Current Assets
Cash	$6,509,588	$15,947,102
Accounts receivable, net	24,651,617	23,100,348
Other receivables	91,628	90,524
Prepaid expenses	2,689,298	2,948,694
Deferred income taxes	2,529,082	1,931,988
Income taxes receivable	532,593	—
Other	1,938,900	3,684,677
Total current assets	38,942,706	47,703,333
Non-current assets
Leasehold improvements and equipment, net	3,187,735	3,472,645
Goodwill	214,967	214,967
Intangibles, net	3,117,906	3,195,480
Other assets	2,959,644	1,867,334
Deferred income taxes	4,194,820	4,020,800
	$52,617,778	$60,474,559
Liabilities and Stockholders’ Equity
Current Liabilities
Current portion of long-term debt	$3,246,228	$3,186,349
Line of credit	5,862,402	—
Accounts payable	3,009,426	1,761,706
Accrued compensation	15,228,362	24,400,563
Accrued business taxes	1,243,342	1,464,538
Income taxes payable	—	232,967
Accrued expenses	2,992,484	3,762,231
Total current liabilities	31,582,244	34,808,354
Long-Term Liabilities
Long-term debt, less current maturities	784,817	3,488,439
Deferred rent, less current maturities	1,230,579	1,366,506
Total long-term liabilities	2,015,396	4,854,945
Stockholders’ Equity
Preferred stock	—	—
Common stock	7,443	7,410
Additional paid-in capital	37,018,677	36,846,114
Accumulated deficit	(14,641,755)	(12,610,113)
Accumulated other comprehensive (loss), net of tax	(1,288,862)	(1,356,786)
Treasury stock	(2,075,365)	(2,075,365)
Total stockholders' equity	19,020,138	20,811,260
	$52,617,778	$60,474,559

CTPARTNERS EXECUTIVE SEARCH INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS (UNAUDITED)

	Three Months Ended March 31,
	2013	2012
Revenue
Net revenue	$29,183,367	$32,402,745
Reimbursable expenses	800,043	1,022,399
Total revenue	29,983,410	33,425,144
Operating expenses
Compensation and benefits	24,067,140	26,474,958
General and administrative	8,280,202	6,726,797
Reimbursable expenses	836,942	1,026,736
Total operating expenses	33,184,284	34,228,491
Operating loss	(3,200,874)	(803,347)
Interest expense, net	(54,048)	(39,302)
Loss before income taxes	(3,254,922)	(842,649)
Income tax benefit	1,223,282	276,045
Net loss	$(2,031,640)	$(566,604)
Basic and diluted loss per common share	$(0.29)	$(0.08)
Basic and diluted weighted average common shares	7,019,237	7,135,485

CTPARTNERS EXECUTIVE SEARCH INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS (UNAUDITED)

	For the Three Months Ended March 31,
	2013	2012
Cash Flows From Operating Activities
Net loss	$(2,031,640)	$(566,604)
Adjustments to reconcile net loss to net cash used in operating activities
Depreciation and amortization	413,569	404,041
Reorganization charges	—	—
Share-based compensation	175,348	321,574
Amortization of discount on seller notes	30,065	42,629
Amortization of post-combination compensation	1,877,955	1,525,180
Deferred income taxes	(771,114)	(261,931)
Changes in operating assets and liabilities, net of effect of acquired business:
Accounts receivable, net	(1,839,296)	(5,179,037)
Prepaid expenses	215,166	(190,877)
Income taxes receivable	(532,593)	10,912
Other assets and receivables	(1,263,438)	(2,316,204)
Accounts payable	1,284,718	378,274
Accrued compensation	(8,860,939)	(6,254,189)
Accrued business taxes	(155,778)	273,875
Income taxes payable	(232,967)	—
Accrued expenses	(814,658)	523,033
Deferred rent	(140,335)	(25,314)
Net cash used in operating activities	(12,645,937)	(11,314,638)
Cash Flows From Investing Activities
Acquisition of business	—	(3,046,563)
Purchase of leasehold improvements and equipment	(94,000)	(59,589)
Net cash used in investing activities	(94,000)	(3,106,152)
Cash Flows From Financing Activities
Principal payments on long-term debt	(2,664,528)	(38,423)
Net proceeds from revolving line of credit	5,862,402	—
Repurchase of common stock	—	(78,599)
Net cash provided by (used in) financing activities	3,197,874	(117,022)
Net decrease in cash	(9,542,063)	(14,537,812)
Effect of foreign currency on cash	104,549	(109,364)
Cash:
Beginning	15,947,102	21,830,120
Ending	$6,509,588	$7,182,944

CTPARTNERS EXECUTIVE SEARCH INC. AND SUBSIDIARIES
SUPPLEMENTAL PERFORMANCE METRICS

REVENUE BY REGION
	Q1 2013		Q1 2012
By Region	Revenue	% of Net Revenue	Revenue	% of Net Revenue	Increase/ (Decrease)	% Increase/ Decrease

North America	$17,432,900	59.7%	$20,123,100	62.1%	$(2,690,200)	(13.4)%
EMEA	6,681,600	22.9%	6,721,900	20.8%	(40,300)	(0.6)%
Asia Pacific	1,720,600	5.9%	2,603,900	8%	(883,300)	(33.9)%
Latin America	3,348,300	11.5%	2,953,800	9.1%	394,500	13.4%
TOTAL	$29,183,400	100%	$32,402,700	100%	$(3,219,300)	(9.9)%

REVENUE BY PRACTICE AREA
	Q1 2013		Q1 2012
By Practice	Revenue	% of Net Revenue	Revenue	% of Net Revenue	Increase/ (Decrease)	% Increase/ Decrease

Financial Services	$6,862,800	23.5%	$9,769,800	30.1%	$(2,907,000)	(29.8)%
TMT	3,434,600	11.8%	3,655,700	11.3%	(221,100)	(6)%
Life Sciences	5,705,000	19.6%	5,253,400	16.2%	451,600	8.6%
Professional Services	4,910,100	16.8%	5,073,700	15.7%	(163,600)	(3.2)%
Consumer/Retail	4,667,200	16%	5,839,900	18%	(1,172,700)	(20.1)%
Industrial	3,603,700	12.3%	2,810,200	8.7%	793,500	28.2%
TOTAL	$29,183,400	100%	$32,402,700	100%	$(3,219,300)	(9.9)%

REVENUE BY REGION, SEQUENTIAL
	Q1 2013		Q4 2012
By Region	Revenue	% of Net Revenue	Revenue	% of Net Revenue	Increase/ (Decrease)	% Increase/ Decrease

North America	$17,432,900	59.7%	$16,956,100	56.1%	$476,800	2.8%
EMEA	6,681,600	22.9%	7,996,700	26.4%	(1,315,100)	(16.4)%
Asia Pacific	1,720,600	5.9%	1,801,000	6%	(80,400)	(4.5)%
Latin America	3,348,300	11.5%	3,465,400	11.5%	(117,100)	(3.4)%
TOTAL	$29,183,400	100%	$30,219,200	100%	$(1,035,800)	(3.4)%

REVENUE BY PRACTICE AREA, SEQUENTIAL
	Q1 2013		Q4 2012
By Practice	Revenue	% of Net Revenue	Revenue	% of Net Revenue	Increase/ (Decrease)	% Increase/ Decrease

Financial Services	$6,862,800	23.5%	$8,733,600	28.9%	$(1,870,800)	(21.4)%
TMT	3,434,600	11.8%	4,604,400	15.2%	(1,169,800)	(25.4)%
Life Sciences	5,705,000	19.6%	4,660,900	15.4%	1,044,100	22.4%
Professional Services	4,910,100	16.8%	5,165,800	17.1%	(255,700)	(4.9)%
Consumer/Retail	4,667,200	16%	4,613,400	15.3%	53,800	1.2%
Industrial	3,603,700	12.3%	2,441,100	8.1%	1,162,600	47.6%
TOTAL	$29,183,400	100%	$30,219,200	100%	$(1,035,800)	(3.4)%

CTPARTNERS EXECUTIVE SEARCH INC. AND SUBSIDIARIES
SUPPLEMENTAL PERFORMANCE METRICS (CONTINUED)

SUPPLEMENTAL INFORMATION
	Three Month Period Ended March 31		Increase/ (Decrease)	% Increase/ (Decrease)
	2013	2012
# of new search assignments	348	385	(37)	(9.6)%
# of executive search consultants	107	113	(6)	(5.3)%
Productivity	$1,091,000	$1,147,000	$(56,000)	(4.9)%
Avg. revenue per executive search	$90,300	$89,100	$1,200	1.3%